SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

NOBILITY HOMES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-06506	59-1166102
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3741 S W 7th Street Ocala, Florida	34478
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (352) 732-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 26, 2010, Nobility Homes, Inc. held an annual meeting of its shareholders. The only matter to come before the meeting was the election of directors. In accordance with the voting results listed below, all five director nominees were re-elected to serve terms expiring at the annual meeting of shareholders to be held in 2011 and until their successors have been elected and qualified. The votes were cast as follows:

Nominee:	Votes For:	Votes Withheld:
Terry E. Trexler	2,919,429	265
Richard C. Barberie	2,919,429	265
Robert P. Holliday	2,918,429	1,265
Robert P. Saltsman	2,918,429	1,265
Thomas W. Trexler	2,919,429	265

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILITY HOMES, INC.

March 2, 2010	By:	/s/ Lynn J. Cramer, Jr.
Lynn J. Cramer, Jr., Treasurer and Principal Accounting Officer